EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Appiphany Technologies Holdings Corp. (the “Company”) on Form 10-Q for the period ended October 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Cox, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2019	/s/ SCOTT COX
Scott Cox, Chief Financial Officer
Appiphany Technologies Holdings Corp.